                                                                    Exhibit 10.1

                           THIRD AMENDMENT AND WAIVER
                                TO LOAN AGREEMENT

                  This THIRD AMENDMENT AND WAIVER TO LOAN AGREEMENT (this "Amendment") is entered into as of May 9, 2002, by and among CELLSTAR CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries signatory hereto (together with Parent, each an individual "Borrower," and collectively, the "Borrowers"), the lenders signatory hereto (the "Lenders"), and FOOTHILL CAPITAL CORPORATION, in its capacity as agent (the "Agent") for the Lenders,

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Lenders and the Agent have entered into that certain Loan and Security Agreement dated as of September 28, 2001, as amended by that certain First Amendment to Loan Agreement dated as of October 12, 2001, and as further amended by that certain Second Amendment to Loan Agreement dated as of February 11, 2002 (as the same may be further modified, amended, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make loans and other financial accommodations to the Borrowers from time to time; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend and/or make necessary waivers to permit the Borrowers to implement a plan to (i) discontinue its operations in the United Kingdom, Argentina, Ireland, Barbados and Peru; (ii) maximize the value to the Parent of its operations in Sweden, the Netherlands, Colombia and Chile; and (iii) dispose of the assets, if appropriate, used in connection with such foreign operations through an asset sale, stock sale or otherwise, including the divestiture and/or liquidation of the Subsidiaries listed on Schedule 1 attached hereto (collectively, the "Restructuring Subsidiaries") (such plan hereinafter referred to as the "Restructuring Plan"); and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to remove CellStar Netherlands B.V. from the Fixed Charge Coverage Ratio for the Subsidiaries operating in the geographic area comprising Europe, so as to permit CellStar Netherlands B.V. to enter into a revolving asset-based credit facility to fund the Borrowers' operations in the Netherlands without violating the Fixed Charge Coverage Ratio covenant set forth in Section 7.20(b) of the Loan Agreement; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to exclude principal payments on short term borrowings made by the Borrowers' Foreign Subsidiaries located in Asia from the Fixed Charge Coverage Ratio calculation for the Borrowers' Subsidiaries operating within the geographic region comprising Asia; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the definition of "Permitted Affiliate Transactions" to allow Parent to guaranty personal property operating leases of its Subsidiaries; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders permit the assignment of certain intercompany accounts receivable between and among certain of the Borrowers and Celular Express S.A. de C.V., CellStar Netherlands Holding B.V. and CellStar (UK) Ltd.; and

                  WHEREAS, the Agent and the Lenders have agreed to the requested amendments and waivers on the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement and further agree as follows:

          1.      Amendment to Section 1.1 of the Loan Agreement.

                  (a) Section 1.1 of the Loan Agreement, "Definitions," is hereby modified and amended by deleting the existing definition of "Fixed Charge Coverage Ratio" and inserting the following definition in substitution thereof:

                  ""Fixed Charge Coverage Ratio" means, with respect to any Person during any fiscal period and without duplication, the ratio for such Person during such fiscal period, of (a) EBITDA, minus (i) cash capital expenditures, minus (ii) tax expense (excluding amounts to be offset by any net operating losses) for such Person during such fiscal period, plus cash tax refunds received in such period, to (b) (i) principal payments made by such Person on any Indebtedness during such fiscal period (other than refinancings permitted by Section 7.1(d), payments on Advances, payments on revolving loans under any Permitted Foreign Subsidiary Credit Facility to the extent available to be reborrowed under such facility or cash collateral is released as a result thereof, payments under any Permitted Foreign Subsidiary Credit Facility with an initial term, including any permitted extensions thereof, of six (6) months or less, cash payments on the Convertible Subordinated Debt required by Section 6.16, and refinancings of debt of a Foreign Subsidiary with the proceeds of a credit facility obtained by another Foreign Subsidiary within the same non-U.S. geographic region) and (ii) cash interest expense minus cash interest income during such fiscal period."

                  (b) Section 1.1 of the Loan Agreement, "Definitions," is hereby modified and amended by deleting subsection (a) of the definition of "Permitted Affiliate Transaction" set forth therein in its entirety and inserting the following in substitution thereof:

                      "(a) Transactions between Parent and its Subsidiaries (including Borrowers). Parent may, provided that no Event of Default exists or will result therefrom (i) guarantee obligations of any Subsidiary, including any Borrower, with respect to (A) trade payables consisting of goods or materials purchased in the ordinary course of business of such Subsidiary for which payment is not more than 90 days past due (unless subject to a dispute being diligently contested), (B) real property operating leases, (C) personal property operating leases not to exceed $5 Million in the aggregate outstanding at any one time, and (D) a Permitted Foreign Subsidiary Credit Facility, provided that (X) such guarantee is unsecured, and in the case of Parent's guarantee of any Permitted Foreign Subsidiary Credit Facility entered into after the Closing Date, such guarantee is also subordinated to the Obligations under this Agreement, (Y) no default has occurred pursuant to such guarantee obligation, (Z) no demand for payment has resulted from any such guarantee obligation; and (ii) make capital contributions pursuant to subsection (h) below, for the benefit of any Subsidiary, including any Borrower;"

                  (c) Section 1.1 of the Loan Agreement, "Definitions," is hereby amended and modified by inserting the following definitions in appropriate alphabetical order therein:

                      ""Restructuring Expenses" means, with respect to Parent and its Subsidiaries during any fiscal period and without duplication, the net income or loss directly associated with the implementation of the Restructuring Plan, including, but not limited to, (a) the net income or loss of the Restructuring Subsidiaries for any and all fiscal quarters including and following the fiscal quarter that the Borrowers adopt such Restructuring Plan, and (b) any income or expenses incurred by the Borrowers or any Subsidiary which directly relate to, or arise in connection with, the implementation and execution of the Restructuring Plan, including, but not limited to, legal and accounting fees, financial advisory fees, brokerage and sales commissions, taxes and consulting fees."

                      ""Restructuring Plan" means the Borrowers' plan to (a) discontinue its foreign operations in the United Kingdom, Argentina, Ireland, Barbados and Peru, (b) maximize the value to the Parent of its operations in Sweden, The Netherlands, Colombia and Chile, and (c) dispose, if appropriate, of the assets used in connection with such foreign operations through an asset sale, stock sale or otherwise, including the divestiture or liquidation of the Restructuring Subsidiaries."

                      ""Restructuring Subsidiaries" means the following
Subsidiaries: CellStar S.A., CellStar Argentina S.A., CellStar de Colombia, Ltda, CellStar del Peru, S.A., Celular Express del Peru S.A.C., Quick Cellular S.A.C., CellStar Chile, S.A., CellStar (UK) Ltd., CellStar Netherlands B.V., CellStar Holding AB, CellStar-Intercall AB, CellStar Ireland and CellStar Foreign Sales Corporation."

             2. Amendment to Section 7.20 of the Loan Agreement. Section 7.20 of the Loan Agreement, "Financial Covenants," is hereby modified and amended by deleting subsections 7.20 (a) and (b) in their entirety and inserting the following in substitution thereof:

                 "(a) Consolidated Tangible Net Worth. Parent and its Subsidiaries, taken as a whole, shall not permit Consolidated Tangible Net Worth to be less than Initial Consolidated Tangible Net Worth for the last day of the fiscal months of August, September and October of 2001, and less than the required amount set forth in the following table for November 30, 2001 and for the last day of each fiscal quarter thereafter as set forth below, and for each month following such quarter-end date until the next fiscal quarter-end calculation:

   -----------------------------------------------------------------------------

               Applicable Amount                        Applicable Period

   -----------------------------------------------------------------------------

   Initial Consolidated Tangible         For fiscal months ended  August,
   Net Worth                             September and October, 2001.

   -----------------------------------------------------------------------------

   Initial Consolidated Tangible         Beginning with fiscal quarter ended
   Net Worth, plus (a) 100% of the       November 30, 2001 through February
   gain or loss, if any, realized as a   28, 2002.
   result of forgiveness of any
   Convertible Subordinated Debt
   (after taxes), plus (b) 100% of
   the additional paid-in capital
   resulting from the conversion of
   the Convertible Subordinated
   Debt, and plus (c) 80% of net
   income of the Parent and its
   Subsidiaries, on a consolidated
   basis (without any deduction for
   losses) on a cumulative basis
   from September 1, 2001 for each
   quarter ended thereafter through
   such date of determination
   -----------------------------------------------------------------------------

   Initial  Consolidated  Tangible       Beginning with the fiscal quarter ended
   Net Worth, plus (a) 100% of the       May 31, 2002 through the Maturity
   gain or  loss, if any, realized as a  Date.
   result of forgiveness of any
   Convertible Subordinated Debt
   (after taxes), plus (b) 100% of
   the additional paid-in capital
   resulting from the conversion of
   the Convertible Subordinated
   Debt, plus (c) 80% of net income
   of the Parent and its Subsidiaries
   on a consolidated basis (without
   any deduction for losses) on a
   cumulative basis from
   September 1, 2001 to, and
   including February 28, 2002,
   plus (d) 75% of net income of
   the Parent and its Subsidiaries,
   on a consolidated basis (without
   any deduction for losses) on a
   cumulative basis from March 1,
   2002 for each quarter ended
   thereafter through such date of
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
    determination and minus (e)
    100% of the Restructuring
    Expenses on a cumulative basis
    through such date of
    determination not to exceed
    $30 Million.

   -----------------------------------------------------------------------------

    (b) Fixed Charge Coverage Ratio for Asia, Latin America and Europe. Fail to maintain a Fixed Charge Coverage Ratio of at least the required ratio set forth in the following table as of the last day of each fiscal quarter beginning November 30, 2001, calculated for the immediately preceding four fiscal quarter period for the applicable region, on an individual basis:

   -----------------------------------------------------------------------------

       Required Ratio                           Applicable Region

   -----------------------------------------------------------------------------

          2.0:1.0                Subsidiaries operating within the
                                 geographic area comprising Asia
   -----------------------------------------------------------------------------

          2.0:1.0 Subsidiaries operating within the geographic area comprising Latin America

   -----------------------------------------------------------------------------

          2.0:1.0 Subsidiaries operating within the geographic area comprising Europe (excluding the income statement effect of up to $10,000,000 of outstanding Indebtedness under any Permitted Foreign Subsidiary Credit Facility of CellStar Netherlands B.V. or CellStar Netherlands Holdings B.V., on an aggregate basis)

   -----------------------------------------------------------------------------

          Notwithstanding the foregoing, for any period in which a Fixed Charge Coverage Ratio is calculated hereunder for the Asia, Latin America and Europe regions, if, for any region on an individual basis, the result of the calculation set forth in clause (b) of the definition of Fixed Charge Coverage Ratio hereunder for the Asia, Latin America and Europe regions, respectively is less than or equal to zero, no Fixed Charge Coverage Ratio will be tested pursuant to this subsection (b)."

    3. Waivers Regarding Restructuring Plan. The Agent and the Lenders hereby consent to the Restructuring Plan and waive compliance with Sections 7.3,
7.4 and 7.9 of the Loan Agreement, as necessary to permit the Borrowers to implement the Restructuring Plan, including the divestiture and/or liquidation of the Restructuring Subsidiaries, upon the following terms and conditions:

          (a) the total of all cash expenses incurred by Parent and the Domestic

Subsidiaries, or paid by Parent or the Domestic Subsidiaries on behalf of their respective Foreign Subsidiaries, in connection with the Restructuring Plan shall not exceed $2,500,000, net of cash received by Parent or Domestic Subsidiaries in connection with the Restructuring Plan, on an aggregate basis;

          (b) the total of the Restructuring Expenses, including cash and non-cash charges, incurred by Parent and its Subsidiaries shall not exceed $30,000,000 on an aggregate basis;

          (c) Parent and its Subsidiaries shall not incur any additional Indebtedness in connection with the Restructuring Plan;

          (d) the proceeds received from any transaction executed under the Restructuring Plan shall not be used to repay, prepay or otherwise paydown any Permitted Foreign Credit Facility of a Foreign Subsidiary other than the Restructuring Subsidiaries;

          (e) 90% of all net proceeds received from any transaction executed under the Restructuring Plan shall be paid to Parent or returned to Parent within ten (10) Business Days of receipt;

          (f) at least ten (10) Business Days prior to the execution of any transaction or implementation of any part of the Restructuring Plan (other than the discontinuance of operations in the UK, Argentina, Ireland, Barbados and Peru, for which Parent has delivered preliminary estimates to the Agent and will update such estimates upon any material change therein, or at the request of the Agent) related to a specific foreign operation or Foreign Subsidiary, Parent shall deliver to the Agent a detailed memorandum describing the specific plan as it relates to such operational market and containing detailed information on an entity-by-entity basis of the divestiture/closure plan for such foreign operation or Foreign Subsidiary, in form and substance reasonably acceptable to the Agent, and the terms of each such transaction shall be approved by the Agent in writing (which such approval shall not be unreasonably withheld or delayed); and

          (g) Parent shall provide such other information, documents, instruments or approvals as the Agent or the Agent's counsel may reasonably require;

provided, however, the above-referenced waiver shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Agent or the Lenders following the occurrence of any Default or Event of Default under the Loan Agreement, including, but not limited to, any future defaults by the Borrowers of the covenants contained in Section 7.3, Section 7.4 or Section 7.9 of the Loan Agreement. Lenders hereby consent to and authorize Agent to release any and all liens or security interests held by them pursuant to the Stock Pledge Agreement against the Stock of the Restricted Subsidiaries, as necessary pursuant to the Restructuring Plan.

     4. Waiver Regarding Assignment of Certain Intercompany Accounts Receivable. The Agent and the Lenders hereby (a) consent to (i) the assignment by National Auto Center, Inc. ("NAC") to CellStar Netherlands Holdings B.V. ("CellStar Holdings") of certain intercompany trade accounts receivable totaling approximately $18 million payable to NAC by Celular Express S.A. de C.V. (the "CELEX Payables"), and (ii) the assignment by CellStar

Holdings to NAC of certain intercompany receivables totaling approximately $18 million payable to CellStar Holdings by CellStar (UK) Ltd. (such assignments hereinafter collectively referred to as the "Intercompany Assignment"), and (b) waive compliance with Section 7.1 and Section 7.14 of the Loan Agreement, as necessary to permit NAC to complete the Intercompany Assignment.

     5. No Other Amendments or Waivers. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. The Borrowers have no knowledge of any challenge to the Agent's or any Lenders' claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

     6. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received each of the following:

          (a) a fully executed and delivered counterparts of this Amendment by the Borrowers, the Lenders and the Agent;

          (b) payment of a Lenders' amendment fee from the Borrowers in the amount of $318,750 (it being understood that, by execution and delivery of this Amendment, the Borrowers authorize the Agent to charge the Borrowers' Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section
2.6 of the Loan Agreement) which shall be for the benefit of the Lenders in accordance with each Lender's Pro Rata Share; and

          (c) such other information, documents, instruments or approvals as the Agent or the Agent's counsel may reasonably require.

     7. Representations and Warranties of Borrowers. Each Borrower represents and warrants to the Agent and the Lenders as follows:

          (a) Each Borrower is a corporation or limited partnership organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction indicated on the signature pages hereto and in all other jurisdictions in which the failure to be so qualified reasonably could be expected to constitute a Material Adverse Change;

          (b) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Borrower's corporate or partnership authority, have been duly authorized by all necessary corporate or partnership action and do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's shareholders, partners, or members or any approval or consent of any Person under any material contractual obligation of any Borrower;

          (c) The execution, delivery, and performance by each Borrower of this Amendment and the Loan Documents to which it is a party, as amended hereby, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person;

          (d) This Amendment and each other Loan Document to which each Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by each Borrower will be the legally valid and binding obligations of such Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

          (e) No Default or Event of Default is existing.

     8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     9. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement" "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     10. Costs, Expenses and Taxes. The Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

     11. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith, without reference to the conflict or choice of laws provisions thereof.

     12. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

               [The remainder of the page is intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.

BORROWERS:                                   CELLSTAR CORPORATION, a Delaware
                                             corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:    Elaine Flud Rodriguez
                                             Title: Sr. VP and General Counsel


                                             CELLSTAR, LTD., a Texas limited
                                             partnership

                                             By:    National Auto Center, Inc.
                                                    its General Partner


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:    Elaine Flud Rodriguez
                                             Title: Sr. VP and General Counsel

                                             NATIONAL AUTO CENTER, INC., a
                                             Delaware corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:    Elaine Flud Rodriguez
                                             Title: Sr. VP and General Counsel


                                             CELLSTAR AIR SERVICES, INC., a
                                             Delaware corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:    Elaine Flud Rodriguez
                                             Title: Sr. VP and General Counsel

                        THIRD AMENDMENT TO LOAN AGREEMENT
                                Signature Page 1

                                             CELLSTAR TELECOM, INC.,
                                             a Delaware corporation

                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                                             CELLSTAR FINANCO, INC., a Delaware
                                             corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                                             A&S AIR SERVICE, INC., a Delaware
                                             Corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                                             CELLSTAR INTERNATIONAL
                                             CORPORATION/SA, a Delaware
                                             corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                                             CELLSTAR FULFILLMENT, INC., a
                                             Delaware corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                       THIRD AMENDMENT TO LOAN AGREEMENT
                                Signature Page 2

                                             CELLSTAR INTERNATIONAL
                                             CORPORATION/ASIA, a Delaware
                                             Corporation


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                                             AUDIOMEX EXPORT CORP.,
                                             a Texas corporation

                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                                             NAC HOLDINGS, INC., a Nevada
                                             corporation

                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   President

                                             CELLSTAR GLOBAL SATELLITE SERVICES,
                                             LTD., a Texas limited partnership

                                             By:      National Auto Center, Inc.
                                                      its General Partner


                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel


                        THIRD AMENDMENT TO LOAN AGREEMENT
                                Signature Page 3

                                             CELLSTAR FULFILLMENT LTD., a Texas
                                             limited partnership

                                             By:      CellStar Fulfillment, Inc.
                                                      its General Partner

                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

                                             FLORIDA PROPERTIES, INC.,
                                             a Texas corporation

                                             /s/  Elaine Flud Rodriguez
                                             -----------------------------------
                                             By:      Elaine Flud Rodriguez
                                             Title:   Sr. VP and General Counsel

AGENT AND LENDERS:                           FOOTHILL CAPITAL CORPORATION, a
                                             California corporation, as Agent
                                             and as a Lender

                                             /s/  Robert Bernier
                                             -----------------------------------
                                             By:      Robert Bernier
                                             Title:   VP

                                             FLEET CAPITAL CORPORATION , as a
                                             Lender

                                             /s/  E. James Beckemeier
                                             -----------------------------------
                                             By:      E. James Beckemeier
                                             Title:   Vice President

                        THIRD AMENDMENT TO LOAN AGREEMENT
                                Signature Page 4

                                             TEXTRON FINANCIAL CORPORATION, as a
                                             Lender

                                             /s/  Jerrold K. Brown
                                             -----------------------------------
                                             By:      Jerrold K. Brown
                                             Title:   Senior Vice President


                                             PNC BANK NATIONAL ASSOCIATION, as a
                                             Lender

                                             /s/  Robin L. Arriola
                                             -----------------------------------
                                             By:      Robin L. Arriola
                                             Title:   Vice President


                        THIRD AMENDMENT TO LOAN AGREEMENT
                                Signature Page 5

                                   SCHEDULE 1
                           RESTRUCTURING SUBSIDIARIES

-------------------------------------------------------------------------------------------------------
            Entity Name               Jurisdiction/Market                      Owner
-------------------------------------------------------------------------------------------------------
CellStar S.A.                       Argentina                CellStar International Corporation/SA
-------------------------------------------------------------------------------------------------------
CellStar Argentina S.A.             Argentina                CellStar S.A.
-------------------------------------------------------------------------------------------------------
CellStar de Colombia, Ltda          Colombia                 CellStar International Corporation/SA
-------------------------------------------------------------------------------------------------------
CellStar del Peru, S.A.             Peru                     CellStar International Corporation/SA
-------------------------------------------------------------------------------------------------------
Celular Express del Peru S.A.C.     Peru                     National Auto Center, Inc.
-------------------------------------------------------------------------------------------------------
Quick Cellular S.A.C.               Peru                     National Auto Center, Inc.
-------------------------------------------------------------------------------------------------------
CellStar Chile, S.A.                Chile                    CellStar International Corporation/SA
-------------------------------------------------------------------------------------------------------
CellStar (UK) Ltd.                  United Kingdom           CellStar International Corporation/SA
-------------------------------------------------------------------------------------------------------
CellStar Netherlands B.V.           The Netherlands          CellStar Netherlands Holdings B.V.
-------------------------------------------------------------------------------------------------------
CellStar Holding AB                 Sweden                   CellStar Corporation
-------------------------------------------------------------------------------------------------------
CellStar-Intercall AB               Sweden                   CellStar Holdings AB
-------------------------------------------------------------------------------------------------------
CellStar Foreign Sales Corporation  Barbados                 National Auto Center, Inc.
-------------------------------------------------------------------------------------------------------
CellStar Ireland                    Ireland                  CellStar Corporation
-------------------------------------------------------------------------------------------------------